Exhibit 99.1

Annual Meeting April 24, 2019

Welcome Edward J. Leppert – Chairman of the Board Anthony Labozzetta – President and Chief Executive Officer Adriano M. Duarte – Executive Vice President and Chief Financial Officer 2

Agenda • Chairman’s Message • Company and Market Overview • Strategic Vision • Financial Performance • Growth in Shareholder Value • CEO Presentation 3

Chairman’s Message

CEO Presentation

This presentation, and the oral presentation that supplements it, have been developed by SB One Bancorp (“SB One” or the “Com pan y”), and are not an offer or the solicitation of an offer to buy securities. Neither this presentation, nor the oral presentation that su pplements it, nor any of their contents, may be used, reproduced, disseminated, quoted or referred to for any other purpose, in whole or in par t, without the prior written consent of the Company. Some of the statements contained in this presentation are “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this presentation, wor ds such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “ tar get,” “could,” “is likely,” “should,” “would,” “will,” or similar expressions are intended to identify “forward - looking statements” within the meaning of Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward - looking statement s, which speak only as of the date made. These statements may relate to the Company’s future financial performance, strategic plans o r o bjectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerou s u ncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that may cause actual results to differ materially from those contemplated by such forward - looking statements include, a mong others, changes to interest rates; the ability to control costs and expenses; our ability to integrate new technology into ou r o perations; general economic conditions; the success of the Company’s efforts to diversify its revenue base by developing additional sour ces of non - interest income while continuing to manage its existing fee - based business; the impact on us of the changing statutory and regul atory requirements; and the risks inherent in commencing operations in new markets. Any or all of our forward - looking statements in th is presentation may turn out to be wrong. They can be affected by inaccurate assumptions we might make or by known or unknown ri sks and uncertainties. Consequently, no forward - looking statements can be guaranteed. Further information about these and other relevant risks and uncertainties may be found in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2018 and in subseq uent filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the results of any revisions to those forward - looking statements that may be made to reflect events or circumstances after this date or to reflect the occurrenc e of anticipated and unanticipated events. FORWARD - LOOKING STATEMENTS 6

Company and Market Overview

2010 8 Our Evolution Acquired Tri - State Insurance Founded • Acquisition of Community Bank of Bergen County Opened Banking Center in Queens County, NY First M&A 1975 2001 New Executive Leadership Team 2013 • Rights Offering ($7MM) • Closed Warwick Banking Center 2015 2016 • Entered Bergen County, NJ Market • Closed Andover Banking Center 2017 2018 Corporate Rebrand Capital Raise ($28MM) • Sussex Bank and Tri - State 4Q 2018 – 1Q 2019 • Acquisition of Enterprise Bank Second M&A • Closed Port Jervis Banking Center

□ Operating in one of the most desirable and competitive MSAs* (NY/NJ) in the US □ New York and New Jersey are some of the most densely populated and attractive markets in the US 9 * Source: SNL Company Overview □ $1.8 Billion in Total Assets □ $1.5 billion in net loans □ $1.5 billion in total deposits □ 18 Branch Locations □ Corporate offices in Rockaway and Rochelle Park □ Regional Lending Offices in Sussex, Bergen, Union and Morris Counties, NJ & Queens, NYC □ NASDAQ: SBBX* □ 12/31/2009: $11MM □ 04/03/2019: $207.2MM As at 03 - 31 - 2019 Market Capitalization

10 * Source: SNL Company Market Overview Ticker Symbol SBBX 04 - 19 - 2019 Closing Price * $22.30 Price to tangible book value per common share * 134.4% (12/31/2018) Price to NTM EPS* 9.5x (12/31/2018) Annualized Dividend/ Yield * $0.30/ 1.35% 52 week high * $31.10 (4/17/18) 52 week low* $19.30 (12/20/18)

Strategic Vision

Target High Performing Peer Median (a) Total Assets $3.0 - $5.0 billion in assets $2.4 billion (average) $2.0 billion (median) ROA 1.15% or better 1.19% ROE >13.5% 10.97% NPAs / Assets <1.00% 0.60% Annual EPS growth Double digit N/A We strive to be a high performing business bank that serves northern NJ and the NY Metro Region 12 (a) Source: SNL - High Performing Peers (Banks and Thrifts Assets between $1.0 bill to $5.5 bill and ROAA >0.75% at 12/31/2018) Strategic Vision

13 Strategic Vision – Strategic Objectives Grow Core Deposits Further diversify the Lending Portfolio Enhance Distribution Strategy Employee and Customer Experience Operational Efficiency and Excellence Risk Management M&A Opportunities Strategic Objectives

14 • Deepen our relationships with customers and Advisory Board members • Strengthen current product offerings • Enhance Cash Management platform • Expand to new markets Grow Core Deposits • Focus on C&I and Small Business delivery channels • Streamline underwriting and approval processes • Specialized Construction Lending Diversify the Lending Portfolio • Fully integrate delivery channels including digital environment with the retail bank • Expand into new markets • Grow non - interest income generated by SB One Insurance Agency Distribution Strategy Strategic Vision – 2019 Strategic Goals

15 • Become the best employer in the financial industry • Implement a customer net promoter system Employee and Customer Experience • Increase profitability through improved processes, procedures, internal reporting and utilization of technology Operational Efficiency and Excellence • Continue to strengthen the Risk Management Culture • Implement an Enterprise Risk Management Program Risk Management • Continue to explore M&A Opportunities M&A Opportunities Strategic Vision – 2019 Strategic Goals

Regional Commercial Lending Office Corporate Operations Center Corporate Executive Center Potential New Markets Weehawken Banking Center - 2Q2019 Current Banking Centers Through expansion into desired markets and M&A activity we continue to grow core deposit relationships to fund assets and create franchise value. . Market Expansion . . 16

17 Building of Franchise Value De novo Banking Centers – Weehawken, NJ (Hudson County) [Opening 2Q19] • $13.6 million in deposits • Deposit market of over $3 billion (average branch size >$75 million) within a 4 mile radius – Future locations in Morris County, NJ, Long Island, NY and Northern Bergen County, NJ Existing Banking Centers (full service) – Sussex County (7 locations / $478.1 million in deposits) • Stable mature market with strong core funding costs – Bergen County (4 locations / $408.3 million in deposits) • Average banking center size of $102 million – Queens County (1 location / $89.4 million in deposits) • Strong core deposits – Essex/Union/Middlesex Counties (4 locations / $168.2 million in deposits) • Over $16 billion in deposit market within 2 miles of each of its branch locations Growth In Deposits

Building of Franchise Value Digital Banking & Technology Platform Renegotiating core provider contract for better optionality on current and future core digital products Finalizing product suite with focus on cash management tools Leveraging existing technology to revamp digital workflows Consolidated Sussex, CBBC & Enterprise networks into one for more unified experience Investing and enhancing the current overall technology structure and platform Raise user awareness on current technologies available for every day use 18

Financial Performance

20 2018 Highlights » Record Earnings - $14.7MM* □ Up 30.4%* from previous year » Business Lines - Double Digit Growth □ Our intense focus on deepening the emotional connection with our customers contributed to the significant growth seen in our commercial, retail and insurance divisions » Capital Remains Strong □ Leverage, Common Equity Tier 1, Tier 1 and total risk - based capital ratios are well in excess of thresholds to be considered “well capitalized” » Continued to outpace the KBW and SNL indices □ We delivered an impressive shareholder return of 280% over the five - year period from 2013 through 2018 *Adjusted for merger - related and other non - recurring expenses Performance Summary Highlights Closed and successfully converted two mergers Buildout of a Regional Office in Hudson County, NJ Community involvement Over $400,000 donated Successful rebrand of our bank, insurance subsidiary and wealth division Platform enhancements that strengthen our risk infrastructure

Net Income increased 54.3% – Commercial loans grew at an annualized rate of 13.3% • Net loan growth of 10.5% (annualized) • Deposit growth of 31.7% (annualized) • Total retail and business deposit growth of 10% – SB One Insurance Agency revenue up over 35% and pre - tax income up over 39% over last year (1Q19 vs. 1Q18) – Non - interest expense, excluding merger related expenses and non - recurring rebranding expenses, increased $1.4MM, or 16% – EPS $0.62 vs. $0.47* – ROA 1.28% vs. 0.99%* – ROE 12.39% vs. 9.62%* – TBV $16.93 vs. $16.36 Financial Performance 1Q 2019 vs. 4Q 2018 Highlights 21 * 4Q 2018, adjusted for merger - related and non - recurring expenses, net of tax

22 Financial Performance vs. Targets FY 2017 FY 2018 Q1 2019 (YTD) Targets NJ Banks and Thrifts Avg. (a) Loans, net annual growth 18.1% 80.2% 19.45%** 10.54% 15% to 20% 10.98% Deposit annual growth 15.4% 77.6% 12.46** 31.73% 15% to 20% 8.62% NPAs to assets 0.94% 1.67% 1.35% <1.00% 0.95% ROA 0.62% 0.84%* 0.70% 0.99%* 1.28% 1.15% or better 1.07% ROE 7.17% 9.71%* 6.62% 9.62%* 12.39% > 13.5% 9.39% Net Interest Margin 3.39% 3.36% 3.46% 3.54% Net non - interest income (expense) as % of assets (1.77%) (1.77%)* (1.65%) (1.26%)* (0.36%) (1.77%) Insurance agency income before tax $1.4MM (+18%) $2.0MM (+41%) $1.2MM (+253%) 20% N/A Diluted EPS $1.42 (+19%) $1.86* (+31.0%) $0.62 (+31.0%) Double digit N/A (a) Source: SNL - NJ Banks and Thrifts (31) 12/31/18 * Excludes merger - related and rebranding expenses * * Excludes CBBC and Enterprise Loans at merger date, 1/4/18 and 12/21/18, respectively.

$458 $518 $661 $762 $1,354 $1,461 FY-14 FY-15 FY-16 FY-17 FY-18 Mar-19 23 Performance Trends - Deposits Deposits ($ in millions) 3/31/2019 vs. 12/31/2018 +8% Deposit Mix, 03 - 31 - 2019 Overall cost of deposits 1.25%, Retail only 0.94% » Deposits ▪ Deposit growth of $107MM, or 31.7% (annualized) ▪ Non - interest bearing demand growth of 15.6% (annualized) ▪ Interest bearing demand growth of 35.55% (annualized) ▪ Loan to deposit ratio of 102.9% ▪ Retail deposit beta since 12/31/2018 of 36.3% 18% 18% 10% 16% 18% 21% Demand, non-interest bearing NOW Money market Savings Time Wholesale

$466 $538 $689 $813 $1,466 $1,505 FY-14 FY-15 FY-16 FY-17 FY-18 Mar-19 24 Performance Trends - Loans Loans ($ in millions) +3% Loan Mix, 03 - 31 - 2019 » Loans ▪ Net loan growth of $38MM, or 10.5% (annualized) ▪ Commercial loan portfolio growth of $39MM, or 13.3% (annualized) ▪ Loan to deposit ratio of 102.95% 03/31/2019 vs. 12/31/2018 6.2% 7.9% 29.2% 32.1% 24.4% 0.2% Commercial and industrial Construction Commercial real estate - Owner Occupied Commercial real estate - Investment Residential real estate Consumer and other loans

25 Credit Risk Management Concentration Risk Management (Q1 2019) – CRE concentration ratio 399% – Focused on organic growth – Geographically diversified CRE Geographical Concentrations (03 - 31 - 2019) Non - performing Assets ($24.9MM) – NPA expected resolutions of $11.1MM (61 bps reduction of NPA/Assets ratio) • Loan expecting full recovery and resolution of $4.3MM within the next quarter (23 bps reduction of NPA/Assets ratio) • OREO expected resolution of $1.3MM within the next quarter (7 bps reduction of NPA/Assets ratio) • Loan expected resolution of $4.6MM with cashflow positive to support debt service and a < 65% LTV within the next 6 months (25 bps reduction of NPA/Assets ratio) • Loan expected resolution of $1.1MM within the next 6 months (6 bps reduction of NPA/Assets ratio)

$0.57 $0.81 $1.19 $1.42 $1.86 $0.62 FY-14 FY-15 FY-16 FY-17 FY-18 Mar-19 Net income per common share - diluted $ 1.25 26 Performance Trends - Profitability * Excludes merger - related and rebranding expenses ** Peer Definition: NJ Banks as of 12 - 31 - 2018; Source: SNL - NJ Banks and Thrifts (31) 12/31/2018 * * $2.6 $3.7 $5.5 $7.7 $14.7 $5.8 FY-14 FY-15 FY-16 FY-17 FY-18 Mar-19 Net Income $ 10.0 * 0.46% 0.59% 0.72% 0.88% 0.99%* 1.28% 1.07% FY-14 FY-15 FY-16 FY-17 FY-18 Mar-19 Peer Return on average assets 0.70% * * 5.25% 7.02% 9.60% 8.96% 9.62% 12.39% 9.39% FY-14 FY-15 FY-16 FY-17 FY-18 Mar-19 Peer Return on average equity 6.62% * * *

27 Performance Trends - Profitability 3.49% 3.45% 3.37% 3.39% 3.36% 3.46% FY-14 FY-15 FY-16 FY-17 FY-18 Mar-19 Net interest margin 78.56% 77.47% 70.08% 68.54% 73.70% 56.32% FY-14 FY-15 FY-16 FY-17 FY-18 Mar-19 Efficiency Ratio $501 $670 $1,199 $1,413 $1,995 $1,266 FY-14 FY-15 FY-16 FY-17 FY-18 Mar-19 Insurance Services Income before Tax 1.06% 1.03% 1.02% 0.91% 0.75% 0.80% FY-14 FY-15 FY-16 FY-17 FY-18 Mar-19 Non Interest Income % of Average Assets

Growth in Shareholder Value

29 Source: SNL and internal data Growth in Shareholder Value Projected EPS $2.31 Trading Multiple of EPS 9.65X 10X 12X 14X SBBX Stock Price $22.30* $23.10 $27.72 $32.34 TBV Multiple $16.93** 132% 136% 164% 191% * Price at 04/19/19 ** TBV at 03/31/19

Stock Performance 3 - Year Total Return 30 Growth in Shareholder Value Source: SNL as of 04/03/2019

31 Source: SNL as of 04/03/2019 Stock Performance 5 - Year Total Return Growth in Shareholder Value

$36.2 $47.8 $60.8 $99.1 $162.2 $194.9 $211.2 $7.81 $10.25 $13.09 $20.90 $26.85 $20.44 $22.30 FY-13 FY-14 FY-15 FY-16 FY-17 FY-18 4/19/18 Market Cap Stock Price 177.5% 32 173.1% Source: SNL and internal data Growth in Shareholder Value 119.0% 98.7% 82.9% SBBX Stock Price / Tangible Book Value per common share 124.9% 131.7%

Annual Meeting April 24, 2019 Q&A